Exhibit 99.1

COUSINS PROPERTIES INCORPORATED

QUARTERLY INFORMATION PACKAGE

For the Quarter Ended June 30, 2012

TABLE OF CONTENTS

Press Release	1

Consolidated Statements of Operations	4

Funds From Operations	5

Consolidated Balance Sheets	6

Same Property Information	7

Key Performance Indicators	8

Funds From Operations – Summary	9

Funds From Operations – Supplemental Detail	10

Portfolio Listing	14

Same Property Performance – Leasing and Occupancy	15

Same Property Performance – Net Operating Income	16

Square Feet Expiring	17

Top 20 Tenants	18

Development Pipeline	19

Inventory of Commercial Land Held	20

Inventory of Lots and Tracts in Residential Projects	21

Debt Outstanding	22

Joint Venture Information	23

Calculations and Reconciliations of Non-GAAP Financial Measures	24

Discussion of Non-GAAP Financial Measures	30

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions or changes in Company business and financial strategy; leasing risks; loss of key personnel; potential acquisitions, new investments and/or dispositions; the failure of purchase, sale or other contracts to ultimately close; the financial condition of existing tenants; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust, risks associated with development projects and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

Exhibit 99.1

CONTACT:

Gregg D. Adzema	Cameron Golden
Executive Vice President and	Vice President, Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1984
greggadzema@cousinsproperties.com	camerongolden@cousinsproperties.com

COUSINS REPORTS RESULTS FOR SECOND QUARTER OF 2012

Highlights

•	Funds From Operations was $0.13 per share.

•	Same property net operating income increased 4.6% from the first six months of 2011.

•	Sold three properties generating $68.8 million in net proceeds to the Company.

ATLANTA (July 31, 2012) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended June 30, 2012.

“It was another solid quarter, with the disposition of three non-core assets and positive leasing progress for the operating portfolio,” said Larry Gellerstedt, CEO of Cousins. “Consistent with our strategy, we’ll continue to simplify the platform and focus on recycling capital into attractive, targeted investment opportunities.”

Portfolio Activity

•	Leased or renewed 186,000 square feet of office space and 84,000 square feet of retail space.

•	Same property percent leased increased to 91% for office properties.

•	Same property percent leased increased to 88% for retail properties.

Transaction Activity

•	Sold Galleria 75 for of $9.2 million.

•	Sold The Avenue Collierville for $55.0 million generating $54.6 million in net proceeds to the Company.

•	Sold Ten Peachtree Place for $61.0 million, inclusive of tenant allowance and free rent, resulting in net proceeds of $5.0 million to the Company.

Financing Activity

•	Repaid the $24.4 million 100/200 North Point mortgage note.

Financial Results

FFO was $13.2 million, or $0.13 per share, for the second quarter of 2012 compared with $10.9 million, or $0.11 per share, for the second quarter of 2011. FFO was $26.6 million, or $0.26 per share, for the six months ended June 30, 2012, compared with $19.0 million, or $0.18 per share, for the same period in 2011.

Net income available to common stockholders was $6.4 million, or $0.06 per share, for the second quarter of 2012 compared with net loss available of ($4.7) million, or ($0.05) per share, for the second quarter of 2011. Net loss available was ($6.7) million, or ($0.06) per share, for the six months ended June 30, 2012, compared with ($12.6) million, or ($0.12) per share, for the same period in 2011.

191 Peachtree Street NE  •  Suite 500  •  Atlanta, Georgia 30303-1740  •  404/407-1000  •  FAX 404/407-1002

-MORE-

CUZ Reports Second Quarter Results

July 31, 2012

Investor Conference Call and Webcast

The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Wednesday, August 1, 2012, to discuss the results of the quarter ended June 30, 2012. The number to call for this interactive teleconference is (212) 231-2911.

A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21598855. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q2 2012 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.

Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office and retail projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.

The Consolidated Statements of Operations, Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, and a schedule entitled Same Property Information, which reconciles same property net operating income to rental property revenues and rental property expenses, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations – Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and, which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.

-MORE-

CUZ Reports Second Quarter Results

July 31, 2012

Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions or changes in Company business and financial strategy; leasing risks; loss of key personnel; potential acquisitions, new investments and/or dispositions; the failure of purchase, sale or other contracts to ultimately close; the financial condition of existing tenants; competition from other developers or investors; the risks associated with real estate development and acquisitions; the availability of buyers and adequate pricing if the Company intends to liquidate certain assets; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

-MORE-

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
REVENUES:
Rental property revenues	35,610	$31,267	70,800	$61,705
Fee income	2,786	3,435	5,642	6,820
Third party management and leasing revenues	6,029	4,605	10,740	8,693
Residential lot and outparcel sales	535	80	1,484	245
Other	253	562	1,718	5,707

	45,213	39,949	90,384	83,170

COSTS AND EXPENSES:
Rental property operating expenses	14,661	13,072	28,276	24,971
Third party management and leasing expenses	4,607	4,080	8,907	8,173
Residential lot and outparcel cost of sales	416	76	980	145
General and administrative expenses	5,645	6,133	12,268	13,533
Interest expense	5,875	7,358	12,143	14,902
Reimbursed expenses	1,357	1,371	2,733	2,883
Depreciation and amortization	12,750	10,896	25,861	21,877
Impairment loss	—	—	12,233	3,508
Separation expenses	79	77	292	178
Other	579	655	1,273	4,013

	45,969	43,718	104,966	94,183

LOSS ON EXTINGUISHMENT OF DEBT	—	—	(94)	—

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(756)	(3,769)	(14,676)	(11,013)

BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	(33)	(27)	(60)	37

INCOME FROM UNCONSOLIDATED JOINT VENTURES	9,762	2,312	11,948	4,808

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	8,973	(1,484)	(2,788)	(6,168)

GAIN ON SALE OF INVESTMENT PROPERTIES	29	59	86	118

INCOME (LOSS) FROM CONTINUING OPERATIONS	9,002	(1,425)	(2,702)	(6,050)

INCOME FROM DISCONTINUED OPERATIONS:
Income from discontinued operations	554	627	818	1,587
Gain (loss) on sale of discontinued investment properties	674	—	760	(384)

	1,228	627	1,578	1,203

NET INCOME (LOSS)	10,230	(798)	(1,124)	(4,847)
NET LOSS (INCOME) ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(602)	(681)	867	(1,262)

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	9,628	(1,479)	(257)	(6,109)

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,227)	(3,227)	(6,454)	(6,454)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	6,401	$(4,706)	(6,711)	$(12,563)

PER COMMON SHARE INFORMATION - BASIC AND DILUTED:
Income (loss) from continuing operations attributable to controlling interest	0.05	$(0.05)	(0.08)	$(0.13)
Income from discontinued operations	0.01	0.01	0.02	0.01

Net income (loss) available to common stockholders	0.06	$(0.05)	(0.06)	$(0.12)

WEIGHTED AVERAGE SHARES - BASIC AND DILUTED	104,165	103,659	104,082	103,588

DIVIDENDS PER COMMON SHARE	$0.045	$0.045	$0.09	$0.09

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

FUNDS FROM OPERATIONS

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2012 AND 2011

(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

Net Income (Loss) Available to Common Stockholders	$6,401	$(4,706)	$(6,711)	$(12,563)
Depreciation and amortization:
Consolidated properties	12,750	10,896	25,861	21,877
Discontinued properties	—	2,479	1,145	5,037
Share of unconsolidated joint ventures	2,500	2,663	5,166	5,346
Depreciation of furniture, fixtures and equipment:
Consolidated properties	(223)	(372)	(587)	(935)
Discontinued properties	—	—	—	—
Share of unconsolidated joint ventures	(5)	(5)	(10)	(10)
Impairment loss on depreciable investment property net of amounts attributable to noncontrolling interests	—	—	10,190	—
(Gain) loss on sale of investment properties:
Consolidated properties including amounts attributable to noncontrolling interests	(29)	(59)	(86)	(118)
Discontinued properties	(674)	—	(760)	384
Share of unconsolidated joint ventures	(7,509)	—	(7,509)	—
Other	(59)	—	(59)	—

Funds From Operations Available to Common Stockholders	$13,152	$10,896	$26,640	$19,018

Per Common Share - Basic and Diluted:
Net Income (Loss) Available	$.06	$(.05)	$(.06)	$(.12)

Funds From Operations	$.13	$.11	$.26	$.18

Weighted Average Shares - Basic	104,165	103,659	104,082	103,588

Weighted Average Shares - Diluted	104,165	103,684	104,082	103,606

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	June 30, 2012	December 31, 2011
	(unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $281,739 and $289,473 in 2012 and 2011, respectively	$796,830	$884,652
Projects under development	19,078	11,325
Land held	52,163	54,132
Residential lots	12,288	13,195
Other	533	637

Total properties	880,892	963,941

CASH AND CASH EQUIVALENTS	3,009	4,858
RESTRICTED CASH	4,917	4,929
NOTES AND ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts of $2,213 and $5,100 in 2012 and 2011, respectively	11,206	11,359
DEFERRED RENTS RECEIVABLE	39,630	37,141
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	140,303	160,587
OTHER ASSETS	55,358	52,720

TOTAL ASSETS	$1,135,315	$1,235,535

LIABILITIES AND EQUITY
NOTES PAYABLE	$461,021	$539,442
ACCOUNTS PAYABLE AND OTHER LIABILITIES	38,193	38,592
DEFERRED INCOME	13,204	17,343

TOTAL LIABILITIES	512,418	595,377

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	—	2,763

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2012 and 2011	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2012 and 2011	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 107,785,195 and 107,272,078 shares issued in 2012 and 2011, respectively	107,785	107,272
Additional paid-in capital	688,903	687,835
Treasury stock at cost, 3,570,082 shares in 2012 and 2011	(86,840)	(86,840)
Distributions in excess of cumulative net income	(290,261)	(274,177)

TOTAL STOCKHOLDERS’ INVESTMENT	589,189	603,692

Nonredeemable noncontrolling interests	33,708	33,703

TOTAL EQUITY	622,897	637,395

TOTAL LIABILITIES AND EQUITY	$1,135,315	$1,235,535

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

SAME PROPERTY INFORMATION

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2012 AND 2011

(Unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Net Operating Income - Consolidated Properties
Rental property revenues	$35,610	$31,266	$70,799	$61,704
Rental property expenses	14,661	13,072	28,276	24,971

Net Operating Income - Consolidated Properties	20,949	18,194	42,523	36,733

Net Operating Income - Discontinued Operations
Rental property revenues	1,065	5,422	3,368	11,278
Rental property expenses	523	2,400	1,412	4,758

Net Operating Income - Discontinued Operations	542	3,022	1,956	6,520

Net Operating Income - Unconsolidated Joint Ventures	5,937	5,918	12,206	11,970

Total Net Operating Income	$27,428	$27,134	$56,685	$55,223

Net Operating Income:
Same property	24,424	23,559	49,385	47,228
Non-same property	3,004	3,575	7,301	7,995

Net Operating Income	$27,428	$27,134	$56,685	$55,223

This schedule shows same property net operating income and the related reconciliation to rental property revenues and rental property expenses. Net Operating Income is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation. Same Property Net Operating Income includes those office and retail properties that have been fully operational in each of the comparable reporting periods. Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.

COUSINS PROPERTIES INCORPORATED

KEY PERFORMANCE INDICATORS

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 YTD

Property Statistics
Number of Operating Properties	41	40	40	39	38	38	38	35	35
Rentable Square Feet (in thousands)	14,156	13,747	13,749	13,342	12,572	12,572	12,573	11,688	11,688
Acres of Commercial Land (Company share)	510	510	510	506	424	424	424	419	419
Acres of Residential Land (Company share)	4,829	4,831	4,228	4,228	4,596	4,596	4,026	4,026	4,026
Number of Residential Lots Remaining to be Sold (Company Share)	3,684	3,667	3,632	3,600	2,687	2,687	685	681	681

Leverage Ratios (1)
Debt/Total Market Capitalization	40%	39%	39%	45%	46%	46%	42%	39%	39%
Debt/Total Undepreciated Assets	35%	34%	34%	33%	37%	37%	38%	36%	36%
Debt + Preferred/Total Market Capitalization	50%	49%	48%	57%	57%	57%	52%	49%	49%
Debt + Preferred/Total Undepreciated Assets	43%	43%	43%	42%	46%	46%	47%	45%	45%

Coverage Ratios (1)
Interest Coverage	2.53	2.76	2.74	3.28	3.65	3.08	3.31	3.40	3.35
Fixed Charges Coverage	1.78	1.76	1.71	2.02	2.15	1.90	1.93	1.93	1.93
Debt/Annualized EBITDA	6.13	6.88	7.11	6.09	6.45	6.45	7.03	6.55	6.55

Dividend Ratios (1)
FFO Payout Ratio	111%	57%	43%	33%	-4%	-24%	35%	36%	35%
FFO Before Certain Charges Payout Ratio	72%	40%	42%	32%	29%	35%	37%	35%	36%
FAD Payout Ratio	226%	133%	297%	94%	-4%	-17%	55%	59%	57%
FAD Before Certain Charges Payout Ratio	107%	66%	246%	92%	51%	80%	61%	59%	60%

Operations Ratios (1)
General and Administrative Expenses/Revenues Including Discontinued Operations	12.2%	15.1%	13.5%	9.0%	13.3%	12.7%	14.0%	12.2%	13.1%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.5%	1.5%	1.3%	0.9%	1.3%	1.3%	1.4%	1.3%	1.3%

(1)	See calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS – SUMMARY (1)

($ in thousands, except per share)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 YTD
NET OPERATING INCOME
OFFICE	72,792	18,608	18,780	18,848	19,151	75,387	20,598	20,013	40,611
RETAIL	31,729	8,430	7,443	7,672	8,038	31,583	8,658	7,415	16,073
OTHER	3,721	1,051	911	907	714	3,583	1	—	1

TOTAL NET OPERATING INCOME	108,242	28,089	27,134	27,427	27,903	110,553	29,257	27,428	56,685

SALES LESS COST OF SALES
RESIDENTIAL LOTS	2,446	226	398	519	504	1,647	385	119	504
TRACTS AND OUTPARCEL	10,056	70	27	167	3,325	3,589	—	(30)	(30)
OTHER INVESTMENT PROPERTY	7,898	2,174	53	(2)	25	2,250	(1)	53	52

TOTAL SALES LESS COST OF SALES	20,400	2,470	478	684	3,854	7,486	384	142	526

FEE INCOME	14,443	3,385	3,435	3,909	3,092	13,821	2,856	2,786	5,642
THIRD PARTY MANAGEMENT AND LEASING REVENUES	18,977	4,088	4,605	5,398	5,268	19,359	4,711	6,029	10,740
OTHER INCOME	1,312	571	644	448	541	2,204	1,507	112	1,619

TOTAL FEE AND OTHER INCOME	34,732	8,044	8,684	9,755	8,901	35,384	9,074	8,927	18,001

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,393)	(4,093)	(4,080)	(4,241)	(4,171)	(16,585)	(4,300)	(4,607)	(8,907)

REIMBURSED EXPENSES	(6,297)	(1,512)	(1,371)	(1,866)	(1,459)	(6,208)	(1,376)	(1,357)	(2,733)

SEPARATION EXPENSES	(1,045)	(101)	(77)	(15)	(4)	(197)	(213)	(79)	(292)

GENERAL AND ADMINISTRATIVE EXPENSES	(28,517)	(7,400)	(6,133)	(4,295)	(6,338)	(24,166)	(6,623)	(5,645)	(12,268)

LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	(9,827)	—	—	(74)	—	(74)	(94)	—	(94)

INTEREST EXPENSE	(41,432)	(8,736)	(8,505)	(7,813)	(7,461)	(32,515)	(7,447)	(6,937)	(14,384)

IMPAIRMENT LOSSES	(6,300)	(3,508)	(250)	—	(125,376)	(129,134)	—	—	—

OTHER EXPENSES	(6,043)	(1,400)	(1,353)	(1,814)	(2,423)	(6,990)	(1,551)	(1,232)	(2,783)

									—

INCOME TAX (PROVISION) BENEFIT	1,079	64	(27)	180	(31)	186	(27)	(33)	(60)

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(1,911)	(568)	(377)	(393)	(370)	(1,708)	(369)	(228)	(597)

PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(3,227)	(6,454)

FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	26,640
WEIGHTED AVERAGE SHARES – BASIC	101,440	103,515	103,659	103,715	103,712	103,651	104,000	104,165	104,082
WEIGHTED AVERAGE SHARES – DILUTED	101,440	103,530	103,684	103,718	103,712	103,655	104,000	104,165	104,082
FFO PER SHARE – BASIC AND DILUTED	0.32	0.08	0.11	0.14	(1.06)	(0.74)	0.13	0.13	0.26

(1)	Amounts may differ slightly from other schedules contained herein due to rounding.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS – SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 YTD
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES:
TERMINUS 100	14,781	4,015	3,897	3,669	3,956	15,537	4,063	4,039	8,102
191 PEACHTREE TOWER	13,117	3,228	3,238	3,641	3,937	14,044	3,789	3,745	7,534
THE AMERICAN CANCER SOCIETY CENTER	10,818	2,771	2,995	2,927	2,878	11,571	2,872	2,581	5,453
PROMENADE	—	—	—	—	693	693	2,014	2,324	4,338
MERIDIAN MARK PLAZA	3,686	895	946	1,021	1,001	3,863	1,015	996	2,011
LAKESHORE PARK PLAZA	2,203	546	505	490	558	2,099	559	559	1,118
THE POINTS AT WATERVIEW	1,927	415	423	523	463	1,824	504	557	1,061
333 NORTH POINT CENTER EAST	1,673	419	456	375	389	1,639	424	406	830
600 UNIVERSITY PARK PLACE	1,526	182	300	352	355	1,189	384	354	738
200 NORTH POINT CENTER EAST	1,575	438	420	374	359	1,591	356	329	685
100 NORTH POINT CENTER EAST	1,524	307	373	346	329	1,355	279	309	588
555 NORTH POINT CENTER EAST	2,038	506	448	406	418	1,778	195	224	419
INHIBITEX	896	225	224	224	224	897	225	223	448
COSMOPOLITAN CENTER	515	106	95	(76)	(24)	101	41	(20)	21
OTHER	—	—	(4)	(3)	—	(7)	(5)	(29)	(34)

SUBTOTAL – OFFICE CONSOLIDATED	56,279	14,053	14,316	14,269	15,536	58,174	16,715	16,597	33,312
UNCONSOLIDATED PROPERTIES:
PALISADES WEST	5,012	1,511	1,512	1,511	1,536	6,070	1,528	1,474	3,002
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,679	933	992	960	937	3,822	970	920	1,890
TERMINUS 200	62	14	67	140	242	463	358	374	732
GATEWAY VILLAGE (2)	1,208	302	302	302	302	1,208	302	302	604
TEN PEACHTREE PLACE (3)	2,314	602	448	495	486	2,031	501	201	702
PRESBYTERIAN MEDICAL PLAZA	19	14	15	18	14	61	16	17	33
OTHER	(52)	(19)	(14)	(20)	(10)	(63)	(14)	(17)	(31)

SUBTOTAL – OFFICE UNCONSOLIDATED	12,242	3,357	3,322	3,406	3,507	13,592	3,661	3,271	6,932
DISCONTINUED OPERATIONS:
GALLERIA 75 (4)	319	132	127	107	147	513	206	145	351
ONE GEORGIA CENTER	4,101	1,067	1,009	1,071	(39)	3,108	15	—	15
8995 WESTSIDE PARKWAY	(149)	(1)	—	(5)	—	(6)	—	—	—
OTHER	—	—	6	—	—	6	1	—	1

SUBTOTAL – OFFICE DISCONTINUED	4,271	1,198	1,142	1,173	108	3,621	222	145	367
TOTAL – OFFICE NET OPERATING INCOME	72,792	18,608	18,780	18,848	19,151	75,387	20,598	20,013	40,611

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS – SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 YTD
RETAIL:
CONSOLIDATED PROPERTIES:
THE AVENUE FORSYTH	6,235	2,166	1,684	1,907	2,019	7,776	2,704	2,397	5,101
THE AVENUE WEBB GIN	5,295	1,463	1,322	1,239	1,251	5,275	1,258	1,087	2,345
TIFFANY SPRINGS MARKETCENTER	3,311	856	875	901	875	3,507	897	864	1,761
OTHER	—	—	(3)	(1)	1	(3)	—	4	4

SUBTOTAL – RETAIL CONSOLIDATED	14,841	4,485	3,878	4,046	4,146	16,555	4,859	4,352	9,211
UNCONSOLIDATED PROPERTIES:
THE AVENUE MURFREESBORO	4,405	1,175	1,153	1,140	1,224	4,692	1,075	1,148	2,223
CW INVESTMENTS (5)	—	594	594	612	610	2,410	610	610	1,220
THE AVENUE EAST COBB	634	144	163	150	112	569	122	151	273
NORTH POINT MARKETCENTER	493	138	121	132	141	532	144	146	290
GREENBRIER MARKETCENTER	551	142	141	132	135	550	152	141	293
THE AVENUE WEST COBB	493	135	134	142	148	559	134	133	267
THE AVENUE VIERA	503	128	129	128	134	519	137	130	267
THE AVENUE PEACHTREE CITY	437	106	99	103	102	410	112	106	218
LOS ALTOS MARKETCENTER	220	84	10	60	67	221	71	53	124
VIERA MARKETCENTER	201	49	53	49	55	206	51	49	100
OTHER	—	—	(1)	(1)	—	(2)	—	(1)	(1)

SUBTOTAL – RETAIL UNCONSOLIDATED	7,937	2,695	2,596	2,647	2,728	10,666	2,608	2,666	5,274
DISCONTINUED OPERATIONS:
THE AVENUE COLLIERVILLE (6)	5,238	1,254	1,023	970	1,163	4,410	1,190	405	1,595
SAN JOSE MARKETCENTER	3,713	(4)	(54)	9	1	(48)	1	(8)	(7)

SUBTOTAL – RETAIL DISCONTINUED	8,951	1,250	969	979	1,164	4,362	1,191	397	1,588

TOTAL – RETAIL NET OPERATING INCOME	31,729	8,430	7,443	7,672	8,038	31,583	8,658	7,415	16,073
OTHER DISCONTINUED OPERATIONS:
LAKESIDE RANCH BUSINESS PARK – BUILDING 20	1,265	372	382	373	285	1,412	(1)	1	—
KING MILL DISTRIBUTION PARK – BUILDING 3	1,785	537	529	534	429	2,029	2	(1)	1
JEFFERSON MILL BUSINESS PARK – BUILDING A	575	141	—	—	—	141	—	—	—

SUBTOTAL – OTHER DISCONTINUED	3,625	1,050	911	907	714	3,582	1	—	1

OTHER CONSOLIDATED NET OPERATING INCOME	96	1	—	—	—	1	—	—	—

TOTAL – OTHER NET OPERATING INCOME	3,721	1,051	911	907	714	3,583	1	—	1

TOTAL NET OPERATING INCOME	108,242	28,089	27,134	27,427	27,903	110,553	29,257	27,428	56,685

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS – SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 YTD
SALES LESS COST OF SALES
LOT SALES LESS COST OF SALES – CONSOLIDATED	574	46	4	7	17	74	385	119	504
LOT SALES LESS COST OF SALES – UNCONSOLIDATED	1,872	180	394	512	487	1,573	—	—	—

SUBTOTAL – LOT SALES LESS COST OF SALES	2,446	226	398	519	504	1,647	385	119	504

TRACT SALES LESS COST OF SALES – CONSOLIDATED	1,697	—	—	—	3,258	3,258	—	(30)	(30)
TRACT SALES LESS COST OF SALES – UNCONSOLIDATED	3,607	20	27	167	67	281	—	—	—
OUTPARCEL SALES LESS COST OF SALES – CONSOLIDATED	4,670	50	—	—	—	50	—	—	—
OUTPARCEL SALES LESS COST – OF SALES UNCONSOLIDATED	82	—	—	—	—	—	—	—	—

SUBTOTAL – TRACT AND OUTPARCEL SALES LESS COST OF SALES	10,056	70	27	167	3,325	3,589	—	(30)	(30)

OTHER SALES LESS COST OF SALES – CONSOLIDATED	7,425	2,157	20	—	—	2,177	—	55	55
OTHER SALES LESS COST OF SALES – UNCONSOLIDATED	473	17	33	(2)	25	73	(1)	(2)	(3)

SUBTOTAL – OTHER SALES LESS COST OF SALES	7,898	2,174	53	(2)	25	2,250	(1)	53	52

TOTAL SALES LESS COST OF SALES	20,400	2,470	478	684	3,854	7,486	384	142	526

FEE INCOME
DEVELOPMENT FEES	2,013	532	612	994	712	2,850	525	640	1,165
MANAGEMENT FEES (7)	9,662	2,377	2,176	2,198	2,106	8,857	2,099	2,051	4,150
LEASING & OTHER FEES	2,768	476	647	717	274	2,114	232	95	327

TOTAL – FEE INCOME	14,443	3,385	3,435	3,909	3,092	13,821	2,856	2,786	5,642

THIRD PARTY MANAGEMENT AND LEASING REVENUES
DEVELOPMENT FEES	1,239	249	271	266	588	1,374	314	272	586
MANAGEMENT FEES (8)	13,539	3,359	3,341	3,136	3,226	13,062	3,396	3,452	6,848
LEASING & OTHER FEES	4,199	480	993	1,996	1,454	4,923	1,001	2,305	3,306

TOTAL – THIRD PARTY MANAGEMENT AND LEASING REVENUES	18,977	4,088	4,605	5,398	5,268	19,359	4,711	6,029	10,740

OTHER INCOME
TERMINATION FEES	562	452	369	368	437	1,626	234	22	256
INTEREST AND OTHER INCOME – CONTINUING OPERATIONS	715	98	190	83	96	467	1,277	78	1,355
INTEREST AND OTHER INCOME – DISCONTINUED OPERATIONS	35	21	85	(3)	8	111	(4)	12	8

TOTAL INTEREST INCOME & OTHER	1,312	571	644	448	541	2,204	1,507	112	1,619

TOTAL FEE AND OTHER INCOME	34,732	8,044	8,684	9,755	8,901	35,384	9,074	8,927	18,001

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,393)	(4,093)	(4,080)	(4,241)	(4,171)	(16,585)	(4,300)	(4,607)	(8,907)

REIMBURSED EXPENSES	(6,297)	(1,512)	(1,371)	(1,866)	(1,459)	(6,208)	(1,376)	(1,357)	(2,733)

SEPARATION EXPENSES	(1,045)	(101)	(77)	(15)	(4)	(197)	(213)	(79)	(292)

GENERAL AND ADMINISTRATIVE EXPENSES	(28,517)	(7,400)	(6,133)	(4,295)	(6,338)	(24,166)	(6,623)	(5,645)	(12,268)

LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	(9,827)	—	—	(74)	—	(74)	(94)	—	(94)

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS – SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 YTD
INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,982)	(2,215)	(2,240)	(2,264)	(2,260)	(8,979)	(2,230)	(2,223)	(4,453)
TERMINUS 100	(11,135)	(1,842)	(1,835)	(1,829)	(1,822)	(7,328)	(1,816)	(1,808)	(3,624)
191 PEACHTREE TOWER	—	—	—	—	—	—	(28)	(891)	(919)
UNSECURED CREDIT FACILITY	(5,235)	(1,475)	(1,480)	(1,665)	(1,585)	(6,205)	(1,648)	(777)	(2,425)
MERIDIAN MARK PLAZA	(1,763)	(409)	(408)	(407)	(406)	(1,630)	(404)	(403)	(807)
THE POINTS AT WATERVIEW	(983)	(242)	(240)	(239)	(237)	(958)	(235)	(234)	(469)
MAHAN VILLAGE	—	—	—	—	—	—	—	(20)	(20)
100 NORTH POINT CENTER EAST	(679)	(169)	(168)	(167)	(167)	(671)	(166)	(4)	(170)
200 NORTH POINT CENTER EAST	(679)	(169)	(168)	(167)	(167)	(671)	(166)	(4)	(170)
600 UNIVERSITY PARK PLACE	(933)	(230)	(229)	(100)	—	(559)	—	—	—
333 & 555 NORTH POINT CENTER EAST	(1,906)	(471)	(317)	—	—	(788)	—	—	—
LAKESHORE PARK PLAZA	(1,112)	(275)	(273)	—	—	(548)	—	—	—
OTHER	(235)	(47)	—	—	—	(47)	(1)	—	(1)
UNSECURED TERM LOAN	(3,538)	—	—	—	—	—	—	—	—
CAPITALIZED	—	—	—	237	363	600	426	489	915

SUBTOTAL – CONSOLIDATED	(37,180)	(7,544)	(7,358)	(6,601)	(6,281)	(27,784)	(6,268)	(5,875)	(12,143)

UNCONSOLIDATED DEBT:
THE AVENUE MURFREESBORO	(1,409)	(458)	(417)	(484)	(453)	(1,812)	(444)	(437)	(881)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,472)	(364)	(361)	(359)	(357)	(1,441)	(355)	(353)	(708)
TERMINUS 200	(155)	(89)	(93)	(98)	(113)	(393)	(126)	(129)	(255)
TEN PEACHTREE PLACE (3)	(752)	(184)	(183)	(182)	(181)	(730)	(180)	(80)	(260)
THE AVENUE EAST COBB	(246)	(49)	(49)	(49)	(49)	(196)	(49)	(48)	(97)
TEMCO ASSOCIATES	(109)	(26)	(26)	(25)	(21)	(98)	(25)	(15)	(40)
CL REALTY	(109)	(22)	(18)	(15)	(6)	(61)	—	—	—

SUBTOTAL – UNCONSOLIDATED	(4,252)	(1,192)	(1,147)	(1,212)	(1,180)	(4,731)	(1,179)	(1,062)	(2,241)

TOTAL INTEREST EXPENSE	(41,432)	(8,736)	(8,505)	(7,813)	(7,461)	(32,515)	(7,447)	(6,937)	(14,384)

IMPAIRMENT LOSSES
IMPAIRMENT LOSS – CONSOLIDATED	(2,554)	(3,508)	—	—	(96,623)	(100,131)	—	—	—
IMPAIRMENT LOSS – OTHER	(3,746)	—	—	—	—	—	—	—	—
IMPAIRMENT LOSS – UNCONSOLIDATED INVESTMENTS	—	—	(250)	—	(28,753)	(29,003)	—	—	—

TOTAL – IMPAIRMENT LOSSES	(6,300)	(3,508)	(250)	—	(125,376)	(129,134)	—	—	—

OTHER EXPENSES
NONCONTROLLING INTERESTS	(2,540)	(581)	(681)	(613)	(212)	(2,087)	(574)	(631)	(1,205)
PROPERTY TAXES & OTHER HOLDING COSTS	(3,158)	(803)	(555)	(522)	(514)	(2,394)	(433)	(320)	(753)
PREDEVELOPMENT & OTHER	(1,258)	(59)	(117)	(266)	(1,600)	(2,042)	(265)	(143)	(408)
OTHER – UNCONSOLIDATED	914	43	—	(413)	(97)	(467)	(279)	(138)	(417)

TOTAL – OTHER EXPENSES	(6,042)	(1,400)	(1,353)	(1,814)	(2,423)	(6,990)	(1,551)	(1,232)	(2,783)
INCOME TAX (PROVISION) BENEFIT	1,079	64	(27)	180	(31)	186	(27)	(33)	(60)

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(1,884)	(563)	(372)	(388)	(365)	(1,688)	(364)	(223)	(587)
DISCONTINUED OPERATIONS	(5)	—	—	—	—	—	—	—	—
SHARE OF UNCONSOLIDATED JOINT VENTURES	(22)	(5)	(5)	(5)	(5)	(20)	(5)	(5)	(10)

TOTAL – NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(1,911)	(568)	(377)	(393)	(370)	(1,708)	(369)	(228)	(597)

PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(3,227)	(6,454)

FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	26,640
WEIGHTED AVERAGE SHARES – BASIC	101,440	103,515	103,659	103,715	103,712	103,651	104,000	104,165	104,082
WEIGHTED AVERAGE SHARES – DILUTED	101,440	103,530	103,684	103,718	103,712	103,655	104,000	104,165	104,082
FFO PER SHARE – BASIC AND DILUTED	0.32	0.08	0.11	0.14	(1.06)	(0.74)	0.13	0.13	0.26

(1)	Amounts may differ slightly from other schedules contained herein due to rounding.
(2)	The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village. Upon liquidation of the venture, the Company will receive up to a 17% internal rate of return on its investment.
(3)	Property was sold on May 11, 2012.
(4)	Property was sold on June 7, 2012.
(5)	The Company receives a 16.00% current return on its $14.9 million original investment in CW Investments. CW Investments has an investment in four retail properties: Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village and Highland City Town Center.
(6)	Property was sold on May 8, 2012.
(7)	Management Fees include reimbursed expenses that are included in the “Reimbursed Expenses” line item.
(8)	Management Fees related to third party management fee revenues include reimbursed expenses that are included in the “Third Party Management and Leasing Expenses” line item.

COUSINS PROPERTIES INCORPORATED

PORTFOLIO LISTING

OPERATING PROPERTIES

As of and For the Three Months ended June 30, 2012

					Company Share
	Property Description	Metropolitan Area	Rentable Square Feet	Company’s Ownership Interest	Percent Leased	% of Total Net Operating Income (3)	Property Level Debt ($000)

I.	OFFICE PROPERTIES
	Terminus 100	Atlanta	655,000	100.00%	96%	15%	137,172
	191 Peachtree Tower	Atlanta	1,222,000	100.00%	85%	14%	100,000
	The American Cancer Society Center	Atlanta	996,000	100.00%	84%	10%	134,958
	Promenade (2)	Atlanta	775,000	90.90%	66%	9%	—
	Meridian Mark Plaza	Atlanta	160,000	100.00%	98%	4%	26,377
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	50.00%	98%	3%	23,536
	555 North Point Center East	Atlanta	152,000	100.00%	94%	1%	—
	333 North Point Center East	Atlanta	130,000	100.00%	98%	2%	—
	200 North Point Center East	Atlanta	130,000	100.00%	88%	1%	—
	100 North Point Center East	Atlanta	128,000	100.00%	84%	1%	—
	Inhibitex	Atlanta	51,000	100.00%	100%	1%	—
	Terminus 200 (1)	Atlanta	566,000	20.00%	88%	1%	14,789
	Cosmopolitan Center	Atlanta	51,000	100.00%	94%	0%	—

	GEORGIA		5,374,000		85%	62%	436,832

	Palisades West	Austin	373,000	50.00%	99%	6%	—
	The Points at Waterview	Dallas	203,000	100.00%	90%	2%	15,896

	TEXAS		576,000		94%	8%	15,896

	Lakeshore Park Plaza (2)	Birmingham	197,000	100.00%	94%	2%	—
	600 University Park Place (2)	Birmingham	123,000	100.00%	95%	1%	—

	ALABAMA		320,000		94%	3%	—

	Gateway Village (1)	Charlotte	1,065,000	50.00%	100%	1%	37,894
	Presbyterian Medical Plaza	Charlotte	66,000	11.50%	57%	0%	—

	NORTH CAROLINA		1,131,000		99%	1%	37,894

	TOTAL OFFICE PROPERTIES		7,401,000		88%	74%	490,622

II.	RETAIL PROPERTIES
	The Avenue Forsyth	Atlanta	524,000	88.50%	90%	9%	—
	The Avenue Webb Gin	Atlanta	322,000	100.00%	81%	4%	—
	The Avenue West Cobb	Atlanta	256,000	11.50%	96%	0%	—
	North Point MarketCenter	Atlanta	401,000	10.32%	100%	1%	—
	The Avenue East Cobb	Atlanta	230,000	11.50%	87%	1%	4,109
	The Avenue Peachtree City	Atlanta	183,000	11.50%	90%	0%	—

	GEORGIA		1,916,000		87%	15%	4,109

	The Avenue Murfreesboro	Nashville	751,000	50.00%	87%	4%	48,280
	Mt. Juliet Village (1)	Nashville	91,000	50.50%	80%	1%	3,106
	The Shops of Lee Village (1)	Nashville	74,000	50.50%	87%	0%	2,803
	Creek Plantation Village (1)	Chattanooga	78,000	50.50%	93%	0%	3,099

	TENNESSEE		994,000		87%	5%	57,288

	Tiffany Springs MarketCenter	Kansas City	238,000	88.50%	85%	3%	—

	MISSOURI		238,000		85%	3%	—

	Highland City Town Center (1)	Lakeland	96,000	50.50%	87%	1%	5,338
	The Avenue Viera	Viera	332,000	11.50%	95%	1%	—
	Viera MarketCenter	Viera	178,000	11.50%	94%	0%	—

	FLORIDA		606,000		91%	2%	5,338

	Greenbrier MarketCenter	Chesapeake	376,000	10.32%	100%	1%	—

	VIRGINIA		376,000		100%	1%	—

	Los Altos MarketCenter	Long Beach	157,000	10.32%	99%	0%	—

	CALIFORNIA		157,000		99%	0%	—

	TOTAL RETAIL PROPERTIES		4,287,000		88%	26%	66,735

	TOTAL PORTFOLIO		11,688,000		88%	100%	557,357

(1)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.
(2)	This property is shown as 100% as it is owned through a consolidated joint venture. The joint venture is with a third party who has contributed equity and the joint venture partner may receive distributions from the venture in connection with its equity ownership.
(3)	Calculation is based on amounts for the three months ended June 30, 2012.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE

LEASING AND OCCUPANCY

	Property Description	Percent Leased 2Q11	Percent Leased 1Q 12	Percent Leased 2Q12	Weighted Average Occupancy 2Q 11 (1)	Weighted Average Occupancy 1Q 12 (1)	Weighted Average Occupancy 2Q 12 (1)

I.	OFFICE PROPERTIES
	Terminus 100	97%	96%	96%	97%	96%	96%
	191 Peachtree Tower	80%	82%	85%	74%	78%	78%
	The American Cancer Society Center	91%	83%	84%	93%	83%	83%
	Meridian Mark Plaza	97%	98%	98%	95%	97%	97%
	Emory University Hospital Midtown Medical Office Tower	100%	99%	98%	100%	99%	95%
	555 North Point Center East	98%	96%	94%	98%	58%	66%
	333 North Point Center East	98%	98%	98%	98%	98%	98%
	200 North Point Center East	100%	88%	88%	100%	88%	88%
	100 North Point Center East	94%	84%	84%	94%	84%	83%
	Inhibitex	100%	100%	100%	100%	100%	100%
	Terminus 200	85%	88%	88%	31%	87%	87%
	Cosmopolitan Center	54%	94%	94%	93%	94%	94%

	GEORGIA – Company Share (2)	89%	88%	89%	87%	85%	85%

	Palisades West	97%	99%	99%	97%	99%	99%
	The Points at Waterview	84%	90%	90%	84%	89%	90%

	TEXAS – Company Share (2)	90%	94%	94%	90%	93%	94%

	Lakeshore Park Plaza	91%	96%	94%	90%	93%	95%
	600 University Park Place	89%	93%	95%	80%	93%	93%

	ALABAMA – Company Share (2)	90%	95%	94%	86%	93%	94%

	Gateway Village	100%	100%	100%	100%	100%	100%
	Presbyterian Medical Plaza	78%	84%	57%	78%	78%	80%

	NORTH CAROLINA – Company Share (2)	100%	100%	99%	100%	100%	100%

	TOTAL OFFICE PROPERTIES – Company Share (2)	91%	90%	91%	89%	88%	88%

II.	RETAIL PROPERTIES

	The Avenue Forsyth	88%	89%	90%	68%	89%	89%
	The Avenue Webb Gin	90%	81%	81%	87%	82%	82%
	The Avenue West Cobb	97%	95%	96%	96%	95%	95%
	North Point MarketCenter	99%	100%	100%	97%	91%	98%
	The Avenue East Cobb	95%	86%	87%	92%	82%	86%
	The Avenue Peachtree City	91%	89%	90%	88%	90%	88%

	GEORGIA – Company Share (2)	90%	87%	87%	77%	87%	87%

	The Avenue Murfreesboro	86%	87%	87%	85%	86%	87%
	Mt. Juliet Village	77%	80%	80%	77%	80%	80%
	The Shops of Lee Village	79%	83%	87%	77%	81%	79%
	Creek Plantation Village	91%	93%	93%	91%	93%	93%

	TENNESSEE – Company Share (2)	85%	87%	87%	84%	86%	86%

	Tiffany Springs MarketCenter	82%	85%	85%	81%	83%	83%

	MISSOURI – Company Share (2)	82%	85%	85%	81%	83%	83%

	Highland City Town Center	87%	87%	87%	87%	87%	87%
	The Avenue Viera	96%	95%	95%	94%	95%	94%
	Viera MarketCenter	100%	94%	94%	94%	94%	94%

	FLORIDA – Company Share (2)	93%	91%	91%	91%	91%	91%

	Greenbrier MarketCenter	100%	100%	100%	100%	100%	100%

	VIRGINIA – Company Share (2)	100%	100%	100%	100%	100%	100%

	Los Altos MarketCenter	100%	99%	99%	83%	98%	79%

	CALIFORNIA – Company Share (2)	100%	99%	99%	83%	98%	79%

	TOTAL RETAIL PROPERTIES – Company Share (2)	88%	87%	88%	81%	87%	87%

	TOTAL PORTFOLIO – Company Share (2)	90%	89%	90%	87%	87%	88%

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	Company Share represents the applicable percentage weighted for the Company's ownership interest.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE (1)

NET OPERATING INCOME

($ in thousands)

	Three Months Ended			Q2 ‘12 vs. Q2 ‘11 % Change	Q2 ‘12 vs. Q1 ‘12 % Change
	June 30,	June 30,	March 31,
	2012	2011	2012
Rental Property Revenues (2)
Office	29,139	29,014	28,842	0.4%	1.0%
Retail	9,875	9,467	9,710	4.3%	1.7%

Total Rental Property Revenues	39,014	38,481	38,552	1.4%	1.2%

Rental Property Operating Expenses (2)
Office	11,728	11,899	11,000	-1.4%	6.6%
Retail	2,862	3,023	2,590	-5.3%	10.5%

Total Rental Property Operating Expenses	14,590	14,922	13,590	-2.2%	7.4%

Same Property Net Operating Income
Office	17,411	17,115	17,841	1.7%	-2.4%
Retail	7,013	6,444	7,120	8.8%	-1.5%

Total Same Property Net Operating Income	24,424	23,559	24,961	3.7%	-2.2%

	Three Months Ended			Q2 ‘12 vs. Q2 ‘11 % Change	Q2 ‘12 vs. Q1 ‘12 % Change
	June 30,	June 30,	March 31,
	2012	2011	2012
Cash Basis Same Property Net Operating Income (3)
Office	16,375	14,725	16,533	11.2%	-1.0%
Retail	6,738	6,168	6,888	9.2%	-2.2%

Total Cash Basis Same Property Net Operating Income	23,113	20,893	23,421	10.6%	-1.3%

	Six Months Ended		% Change
	June 30,
	2012	2011
Rental Property Revenues (2)
Office	57,981	57,037	1.7%
Retail	19,586	18,826	4.0%

Total Rental Property Revenues	77,567	75,863	2.2%

Rental Property Operating Expenses
Office	22,728	23,200	-2.0%
Retail	5,453	5,435	0.3%

Total Rental Property Operating Expenses	28,181	28,635	-1.6%

Same Property Net Operating Income
Office	35,252	33,837	4.2%
Retail	14,133	13,391	5.5%

Total Same Property Net Operating Income	49,385	47,228	4.6%

	Six Months Ended		% Change
	June 30,
	2012	2011
Cash Basis Same Property Net Operating Income (3)
Office	32,909	29,613	11.1%
Retail	13,626	12,784	6.6%

Total Cash Basis Same Property Net Operating Income	46,535	42,397	9.8%

(1)	Same Properties include those office and retail properties that were operational on January 1, 2011, excluding properties subsequently sold.
(2)	Rental Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3)	Cash Basis Same Property Net Operating Income includes that of the Company and its share of unconsolidated joint ventures. It represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED

SQUARE FEET EXPIRING

As of June 30, 2012

OFFICE

As of June 30, 2012, the Company’s office portfolio included 19 commercial office buildings. The weighted average remaining lease term of these office buildings was approximately seven years as of June 30, 2012. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021 & Thereafter	Total

Company Share
Square Feet Expiring	129,616	290,265	355,272	508,386	701,429	548,644	346,071	300,251	248,568	1,813,477	5,241,979
% of Leased Space	2%	5%	7%	10%	13%	10%	7%	6%	5%	35%	100%
Annual Contractual Rent ($000’s) (1)	$1,700	$6,401	$7,134	$11,305	$13,620	$14,079	$9,667	$7,401	$6,515	$46,084	$123,906
Annual Contractual Rent/Sq. Ft. (1)	$13.12	$22.05	$20.08	$22.24	$19.42	$25.66	$27.93	$24.65	$26.21	$25.41	$23.64

RETAIL

As of June 30, 2012, the Company’s retail portfolio included 16 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years as of June 30, 2012. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021 & Thereafter	Total

Company Share
Square Feet Expiring (2)	32,931	80,519	90,079	68,377	134,424	139,298	320,166	301,904	63,963	399,449	1,631,110
% of Leased Space	2%	5%	6%	4%	8%	9%	20%	18%	4%	24%	100%
Annual Contractual Rent ($000’s) (1)	$491	$1,860	$1,765	$1,390	$2,750	$3,151	$7,039	$6,711	$1,170	$5,932	$32,259
Annual Contractual Rent/Sq. Ft. (1)	$14.90	$23.10	$19.59	$20.33	$20.46	$22.62	$21.99	$22.23	$18.29	$14.85	$19.78

(1)	Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(2)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED

TOP 20 TENANTS

As of June 30, 2012

	Tenant (1)	Product Type	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years)

1.	Deloitte & Touche	Office	4.8%	10.3
2.	Smith, Gambrell & Russell, LLP	Office	3.7%	9.0
3.	American Cancer Society	Office	3.5%	10.0
4.	Internap Network Services	Office	2.6%	7.8
5.	US South Communications	Office	2.5%	9.1
6.	MedAssets Net Revenue Systems, LLC	Office	2.1%	2.8
7.	Dimensional Fund Advisors	Office	2.1%	11.3
8.	Morgan Stanley	Office	1.9%	6.3
9.	tvsdesign	Office	1.8%	11.0
10.	CB Richard Ellis, Inc.	Office	1.6%	7.0
11.	Bombardier Aerospace Corporation	Office	1.5%	10.7
12.	Emory University	Office	1.5%	4.7
13.	Bank of America (3)	Office	1.5%	4.4
14.	Wells Fargo Bank, N.A.	Office	1.4%	3.8
15.	Northside Hospital	Office	1.4%	2.5
16.	Georgia Lottery Corporation	Office	1.3%	10.9
17.	Cumulus Media, Inc.	Office	1.3%	5.4
18.	Premiere Global Services, Inc.	Office	1.3%	6.2
19.	Synovus Financial Corp.	Office	1.0%	5.4
20.	AMC Theatres	Retail	1.0%	5.7

			39.9%	7.8

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)	Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.
(3)	The Company’s economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED

DEVELOPMENT PIPELINE (1)

As of June 30, 2012

($ in thousands)

Project	Metropolitan Area	Company’s Ownership Interest		Estimated Project Cost (2)		Project Cost Incurred to Date (2)		Number of Apartment Units/Square Feet	Percent Leased	Estimated Opening (3)	Estimated Stabilization(4)

Emory Point (Phase I)	Atlanta, GA	75%		$102,300		$59,114

Apartments								443	N/A	3Q 12	2Q 14
Retail								80,000	68%	4Q 12	2Q 13

Mahan Village	Tallahassee, FL	100	%(5)	$25,800	(5)	$17,778	(5)

Retail								147,000	83%	4Q 12	3Q 14

(1)	This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for opening and stabilization are also estimates and are subject to change as the project proceeds through the development process.
(2)	Amount represents 100% of the estimated project cost. The projects are being funded with a combination of equity from the partners and $61.1 million and $15 million of construction loans for Emory Point and Mahan Village, respectively. As of June 30, 2012, $17.9 million and $6.0 million were outstanding under the Emory Point and Mahan Village loans, respectively.
(3)	Estimated opening represents the quarter within which the Company estimates the first retail space to be open for operations and the quarter the Company estimates the first apartment unit to be occupied.
(4)	Estimated stabilization represents the quarter within which the Company estimates it will achieve 95% economic occupancy on the retail space and 93% on the apartments.
(5)	Company’s ownership interest is shown at 100% as Mahan Village is owned in a joint venture which is consolidated with the Company. The Company receives a preferred return on cash flows from the venture and receives its contributed capital and an IRR look-back prior to any distributions to the partner related to its capital.

COUSINS PROPERTIES INCORPORATED

INVENTORY OF COMMERCIAL LAND HELD

As of June 30, 2012

Property Description	Metropolitan Area	Company’s Ownership Interest	Developable Land Area (Acres)

Jefferson Mill Business Park	Atlanta	100.00%	117

King Mill Distribution Park	Atlanta	100.00%	86

Wildwood Office Park	Atlanta	50.00%	36

North Point	Atlanta	100.00%	38

Wildwood Office Park	Atlanta	100.00%	23

The Avenue Forsyth-Adjacent Land (1)	Atlanta	100.00%	11

The Avenue Forsyth-Outparcels (2)	Atlanta	100.00%	6

Terminus	Atlanta	100.00%	4

615 Peachtree Street	Atlanta	100.00%	2

The Avenue Webb Gin -Outparcels (2)	Atlanta	100.00%	2

549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1

Georgia			326

Round Rock	Austin	100.00%	60

Research Park V	Austin	100.00%	6

Texas			66

Highland City Town Center -Outparcels, Adjacent Land (1) (2) (3)	Lakeland	50.50%	55

Florida			55

The Shops of Lee Village-Outparcels (2) (3)	Nashville	50.50%	6

The Avenue Murfreesboro-Outparcels (2) (3)	Nashville	50.00%	5

Tennessee			11

Tiffany Springs MarketCenter-Outparcels (2)	Kansas City	100.00%	12

Missouri			12

TOTAL COMMERCIAL LAND HELD			470

COMPANY’S SHARE OF TOTAL			419

COST BASIS OF COMMERCIAL LAND HELD			$89,161

COMPANY’S SHARE OF COST BASIS OF COMMERCIAL LAND HELD (2)			$63,203

(1)	Land is adjacent to an existing retail center and is anticipated to either be sold to a third party or developed as an additional phase of the retail center.
(2)	Land relates to outparcels available for sale or ground lease, which are included in the basis of the related operating property.
(3)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

COUSINS PROPERTIES INCORPORATED

INVENTORY OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS

As of June 30, 2012

Description	Metropolitan Area	Company’s Ownership Interest	Lots			Tracts (2)
			Estimated Lot Capacity (1)	Total Sold	Remaining to be Sold	Sold since Inception	Remaining

Callaway Gardens (3)	Atlanta	100.00%	559	31	528	—	—

The Lakes at Cedar Grove	Atlanta	100.00%	774	773	1	—	25

Blalock Lakes	Atlanta	100.00%	154	22	132	—	1,205

Longleaf at Callaway	Atlanta	100.00%	138	126	12	—	—

River’s Call	Atlanta	100.00%	107	99	8	—	—

Paulding County	Atlanta	50.00%	—	—	—	918	5,577

Georgia			1,732	1,051	681	918	6,807

Padre Island	Corpus Christi	50.00%	—	—	—	—	15

Texas			—	—	—	—	15

TOTAL LOTS AND TRACTS IN RESIDENTIAL PROJECTS			1,732	1,051	681	918	6,822

COMPANY’S SHARE OF TOTAL			1,732	1,051	681	459	4,026

COST BASIS OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS							$27,832

COMPANY’S SHARE OF COST BASIS OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS							$21,733

(1)	This estimate represents management’s current projection of the total lot capacity for the related residential project, which includes lots sold since inception, current lot inventory and projected future development capacity.
(2)	Tracts represents acres of land that may be sold to third parties in large tracts for residential or commercial development.
(3)	Company’s ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

COUSINS PROPERTIES INCORPORATED

DEBT OUTSTANDING

As of June 30, 2012

($ in thousands)

	Company’s Ownership		Rate End of	Maturity	Company’s Share of Debt Maturities and Principal Payments							Company’s Share
Description (Interest Rate Base, if not fixed)	Interest		Quarter	Date	2012	2013	2014	2015	2016	Thereafter	Total	Recourse (1)

CONSOLIDATED DEBT

Floating Rate Debt
Mahan Village (LIBOR + 1.65%; $15mm facility)	100.00	%(3)	1.90%	9/12/2014	—	—	5,950	—	—	—	5,950	1,488
Credit Facility, Unsecured (LIBOR + 1.50%-2.10%; $350mm facility) (2)	100.00%		1.85%	2/28/2016	—	—	—	—	40,500	—	40,500	40,500

Total Floating Rate Debt					—	—	5,950	—	40,500	—	46,450	41,988

Fixed Rate Debt
Callaway Gardens	100.00%		4.13%	11/18/2013	—	168	—	—	—	—	168	—
The Points at Waterview	100.00%		5.66%	1/1/2016	245	512	541	573	14,025	—	15,896	—
The American Cancer Society Center (4)	100.00%		6.45%	9/1/2017	715	1,528	1,632	1,741	1,834	127,508	134,958	—
191 Peachtree Tower	100.00%		3.35%	10/1/2018	—	—	—	—	1,305	98,695	100,000	—
Meridian Mark Plaza	100.00%		6.00%	8/1/2020	182	381	405	430	456	24,523	26,377	—
Terminus 100	100.00%		5.25%	1/1/2023	1,049	2,182	2,300	2,424	2,554	126,663	137,172	—

Total Fixed Rate Debt					2,191	4,771	4,878	5,168	20,174	377,389	414,571	—

TOTAL CONSOLIDATED DEBT					2,191	4,771	10,828	5,168	60,674	377,389	461,021	41,988

UNCONSOLIDATED DEBT

Floating Rate Debt
CF Murfreesboro Associates (LIBOR + 3.0%; $113.2mm facility)	50.00%		3.25%	7/20/2013	—	48,280	—	—	—	—	48,280	26,220
Terminus 200 (LIBOR + 2.5%; $92mm facility)	20.00%		2.75%	12/31/2013	—	14,789	—	—	—	—	14,789	—
Emory Point (LIBOR + 1.85%, $61.1mm facility)	75.00%		2.10%	6/28/2014	—	—	13,410	—	—	—	13,410	3,353
Highland City Town Center (LIBOR + 2.65%)	50.50	%(3)	2.90%	1/1/2016	52	109	116	123	4,938	—	5,338	—
Creek Plantation Village (LIBOR + 2.65%)	50.50	%(3)	2.90%	1/1/2016	30	64	67	71	2,867	—	3,099	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50	%(3)	3.10%	1/1/2016	—	51	58	62	2,935	—	3,106	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50	%(3)	3.10%	1/1/2016	—	46	53	56	2,648	—	2,803	1,388

Total Floating Rate Debt					82	63,339	13,704	312	13,388	—	90,825	32,499

Fixed Rate Debt
Emory University Hospital Midtown Medical Office Tower	50.00%		5.90%	6/1/2013	288	23,248	—	—	—	—	23,536	—
Gateway Village (5)	50.00%		6.41%	12/1/2016	3,773	7,917	8,439	8,997	8,768	—	37,894	—
The Avenue East Cobb	11.50%		4.52%	12/1/2017	36	74	78	81	85	3,755	4,109	—

Total Fixed Rate Debt					4,097	31,239	8,517	9,078	8,853	3,755	65,539	—

TOTAL UNCONSOLIDATED DEBT					$4,179	$94,578	$22,221	$9,390	$22,241	$3,755	$156,364	$32,499

TOTAL DEBT					$6,370	$99,349	$33,049	$14,558	$82,915	$381,144	$617,385	$74,487

TOTAL MATURITIES (6)					$—	$86,485	$19,361	$—	$67,913	$359,104	$532,863

% OF MATURITIES					0%	16%	4%	0%	13%	67%	100%

Floating and Fixed Rate Debt Analysis
	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)

Floating Rate Debt	$137,275	22%	2.58%	2.3
Fixed Rate Debt	480,110	78%	5.36%	6.8

Total Debt	$617,385	100%	4.74%	5.8

(1)	Non-recourse loans are subject to customary carve-outs.
(2)	Total borrowing capacity of the Credit Facility at June 30, 2012 was $277.3 million based on certain covenant calculations. The spread over LIBOR at June 30, 2012 was 1.60% based on covenant calculations.
(3)	The ownership percentage of the venture holding these loans and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.
(4)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(5)	Gateway Village debt is non-recourse to the Company and the Company receives an 11.46% current return on its $10.4 million investment in Gateway Village. Upon liquidation of the venture, the Company may receive up to a 17% internal rate of return on its investment. Based on the nature of the investment, this debt is excluded from total debt in the Company’s credit facility financial covenant calculations.
(6)	Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED

JOINT VENTURE INFORMATION

As of June 30, 2012

Cash Flows to Cousins
Unconsolidated Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting
CP Venture Five	The Avenue West Cobb, The Avenue East Cobb, The Avenue Peachtree City, The Avenue Viera, Viera MarketCenter	11.5% of operating cash flows.	11.5% of proceeds.	Recognize 11.5% of net income from venture.

Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46%.	Cousins receives 50% of proceeds after partner receives distributions equal to Cousins. Cousins distributions are capped at a cumulative 17% IRR.	Recognize 11.46% of invested capital each period.

CF Murfreesboro Associates	The Avenue Murfreesboro	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Palisades West LLC	Palisades West	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture. Net income includes non-cash deferred income of $443,000 per quarter.

CP Venture Two LLC	Presbyterian Medical Plaza, Greenbrier MarketCenter, Los Altos MarketCenter, North Point MarketCenter	10.4% of operating cash flows.	10.4% of proceeds.	Recognize 10.4% of net income from venture.

MSREF/Cousins Terminus 200 LLC	Terminus 200	20% of operating cash flows until Morgan Stanley receives a 15% IRR. Then, 12.5% of operating cash flows until Morgan Stanley receives a 20% IRR. Thereafter, 25% of operating cash flows.	Same as operating cash flow.	Recognize 20% of net income from venture.

CL Realty	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Cousins Watkins LLC	Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, Highland City Town Center	Preferred return of 9%, 39.65% of remaining operating cash flows.	Cousins receives all proceeds until it receives a 16% IRR. Then, Watkins receives their unreturned capital. Thereafter, 39.65% of remaining proceeds.	Recognize net income equal to 16% of investment.

Temco Associates LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

EP I LLC	Emory Point	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.

Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of Operating Cash Flows.	50% of proceeds.	Recognize 50% of net income from venture.

Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Consolidated Joint Ventures
CP Venture Six	The Avenue Forsyth, Tiffany Springs MarketCenter, Promenade	Cousins receives all operating cash flow after partner receives preferred return of 6.5%.	Cousins receives 88.5% of proceeds from non-liquidating capital transactions. Upon liquidation, Cousins receives proceeds equal to an 8.5% IRR after partner receives an 8.5% IRR. Thereafter, Cousins receives 88.5% of proceeds.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest for operating cash flows based on amounts earned by partner. Recognize additional minority interest to arrive at 8.5% IRR as assets are sold.

Cousins/Callaway LLC	Land	Cousins receives the first $1.5 million of cash flow; 77% of the next $17.7 million of cash flow; 50% of remaining cash flow until it receives an IRR of 20%; 40% of remaining until it receives an IRR of 25%; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.

Cousins/Daniel LLC	Lakeshore Park Plaza, 600 University Park Place	Through preferred returns, Cousins receives all operating cash flows.	Cousins receives all capital proceeds.	Recognize revenues and expenses as if a wholly-owned property. No minority interest currently recorded.

Mahan Village LLC	Mahan Village	Cousins receives preferred return of 9% and receives 87% of remainder after partner receives 9% preferred return.	Cousins receives all proceeds until it obtains a 16% IRR. Cousins receives 75% of remaining proceeds after partner receives its investment and a 9% preferred return.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentage and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 YTD
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	5,363	1,896	6,357	5,821	2,528	16,602	1,933	2,393	4,326
SECOND GENERATION BUILDING IMPROVEMENTS	624	25	24	35	380	464	155	730	884

	5,987	1,921	6,381	5,856	2,908	17,067	2,087	3,122	5,210
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	2,613	51	44	372	1,607	2,074	246	64	310

TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	8,600	1,972	6,425	6,228	4,515	19,140	2,333	3,186	5,520

NET OPERATING INCOME:
OFFICE CONSOLIDATED PROPERTIES	56,279	14,053	14,316	14,269	15,536	58,174	16,715	16,597	33,312
RETAIL CONSOLIDATED PROPERTIES	14,841	4,485	3,878	4,046	4,146	16,555	4,859	4,352	9,211
OTHER RENTAL OPERATIONS - CONSOLIDATED	96	1	—	—	—	1	—	—	—

NET OPERATING INCOME - CONSOLIDATED	71,216	18,539	18,194	18,316	19,683	74,732	21,574	20,949	42,523

RENTAL PROPERTY REVENUES	120,701	30,438	31,266	31,852	32,785	126,341	35,189	35,610	70,799
RENTAL PROPERTY OPERATING EXPENSES	(49,485)	(11,899)	(13,072)	(13,536)	(13,102)	(51,609)	(13,615)	(14,661)	(28,276)

NET OPERATING INCOME - CONSOLIDATED	71,216	18,539	18,194	18,316	19,683	74,732	21,574	20,949	42,523

INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	27,628	5,855	5,421	5,689	3,381	20,346	2,302	1,065	3,367
RENTAL PROPERTY OPERATING EXPENSES	(10,780)	(2,358)	(2,400)	(2,630)	(1,395)	(8,783)	(889)	(523)	(1,412)

NET OPERATING INCOME	16,848	3,497	3,021	3,059	1,986	11,563	1,413	542	1,955

INTEREST AND OTHER INCOME (EXPENSE)	64	21	85	(3)	8	111	(4)	12	8
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(5)	—	—	—	—	—	—	—	—

FFO FROM DISCONTINUED OPERATIONS	16,907	3,518	3,106	3,056	1,994	11,674	1,409	554	1,963

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(12,061)	(2,558)	(2,479)	(2,204)	(1,517)	(8,758)	(1,145)	—	(1,145)

INCOME FROM DISCONTINUED OPERATIONS	4,846	960	627	852	477	2,916	264	554	818

COUSIN PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 YTD

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT
PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES - CONSOLIDATED: RESIDENTIAL LOT SALES	2,514	165	80	165	2,605	3,015	949	535	1,484
OUTPARCEL SALES	13,429	—	—	—	—	—	—	—	—

TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	15,943	165	80	165	2,605	3,015	949	535	1,484

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	1,940	119	76	158	2,588	2,941	564	416	979
OUTPARCEL COST OF SALES	8,759	(50)	—	—	—	(50)	—	—	—

TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	10,699	69	76	158	2,588	2,891	564	416	979

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	1,697	—	—	—	3,258	3,258	—	(30)	(30)

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY
SALES LESS COST OF SALES - CONSOLIDATED	6,941	96	4	7	3,275	3,382	385	90	475

SUMMARY - CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	574	46	4	7	17	74	385	119	504
OUTPARCEL SALES LESS COST OF SALES	4,670	50	—	—	—	50	—	—	—
TRACT SALES LESS COST OF SALES	1,697	—	—	—	3,258	3,258	—	(30)	(30)

TOTAL CONSOLIDATED SALES LESS COST OF SALES	6,941	96	4	7	3,275	3,382	385	89	474

OTHER SALES AND COST OF SALES:
CONSOLIDATED:
OTHER SALES - CONSOLIDATED:
OTHER SALES	34,442	4,657	7	—	—	4,664	—	174	174
OTHER COST OF SALES	(27,017)	(2,500)	13	—	—	(2,487)	—	(119)	(119)

OTHER SALES LESS COST OF SALES - CONSOLIDATED	7,425	2,157	20	—	—	2,177	—	55	55

UNCONSOLIDATED:
OTHER SALES - UNCONSOLIDATED:
OTHER SALES	389	—	—	—	—	—	—	—	—
OTHER COST OF SALES	(266)	(5)	—	—	—	(5)	—	—	—
OTHER, NET	350	22	33	(2)	25	77	(1)	(2)	(3)

OTHER SALES LESS COST OF SALES - SHARE OF UNCONSOLIDATED	473	17	33	(2)	25	72	(1)	(2)	(3)

TOTAL OTHER SALES FFO	7,898	2,174	53	(2)	25	2,249	(1)	53	52

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 YTD
UNCONSOLIDATED:
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES - UNCONSOLIDATED:
RESIDENTIAL LOT SALES	7,768	1,186	2,229	1,875	2,053	7,343	—	—	—
OUTPARCEL SALES	516	—	—	—	—	—	—	—	—
TRACT SALES	10,633	572	29	152	41	794	176	—	176

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES	18,917	1,758	2,258	2,027	2,093	8,137	176	—	176

RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES - UNCONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	5,896	1,006	1,835	1,363	1,566	5,770	—	—	—
OUTPARCEL COST OF SALES	434	—	—	—	—	—	—	—	—
TRACT COST OF SALES	7,026	552	2	(15)	(26)	513	176	—	176

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES	13,356	1,558	1,837	1,348	1,540	6,283	176	—	176
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES -UNCONSOLIDATED	5,561	200	421	679	554	1,854	—	—	—

SUMMARY - UNCONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	1,872	180	394	512	487	1,573	—	—	—
OUTPARCEL SALES LESS COST OF SALES	82	—	—	—	—	—	—	—	—
TRACT SALES LESS COST OF SALES	3,607	20	27	167	67	281	—	—	—

RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES - SHARE OF UNCONSOLIDATEDS	5,561	200	421	679	554	1,854	—	—	—
TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES LESS COST OF SALES	12,502	296	425	686	3,829	5,236	385	89	474

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	12,242	3,357	3,322	3,406	3,507	13,592	3,661	3,271	6,932
RETAIL PROPERTIES	7,937	2,695	2,596	2,647	2,728	10,666	2,608	2,666	5,274

NET OPERATING INCOME	20,179	6,052	5,918	6,053	6,235	24,258	6,269	5,937	12,206
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	5,561	200	421	679	554	1,854	—	—	—
OTHER SALES LESS COST OF SALES	473	17	33	(2)	25	73	(1)	(2)	(3)
TERMINATION FEES	48	58	—	—	15	73	42	18	60
INTEREST EXPENSE	(4,252)	(1,192)	(1,147)	(1,212)	(1,180)	(4,731)	(1,179)	(1,062)	(2,241)
OTHER EXPENSE	913	43	—	(413)	(97)	(467)	(279)	(138)	(417)
IMPAIRMENT LOSSES	(3,746)	—	(250)	—	(28,753)	(29,003)	—	—	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(22)	(5)	(5)	(5)	(5)	(20)	(5)	(5)	(10)

FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	19,154	5,173	4,970	5,100	(23,206)	(7,963)	4,847	4,748	9,595
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	—	—	—	—	—	—	—	7,509	7,509
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(9,661)	(2,678)	(2,658)	(2,440)	(2,561)	(10,337)	(2,661)	(2,495)	(5,156)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	9,493	2,496	2,312	2,660	(25,767)	(18,299)	2,186	9,762	11,948

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentage and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 YTD
MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	8.34	8.35	8.54	5.85	6.41	6.41	7.58	7.75	7.75
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	103,392	103,631	103,714	103,714	103,702	103,702	104,139	104,215	104,215

COMMON STOCK CAPITALIZATION	862,289	865,319	885,718	606,727	664,730	664,730	789,374	807,666	807,666

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775

PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT	509,509	496,823	498,034	462,135	539,442	539,442	529,168	461,021	461,021
SHARE OF UNCONSOLIDATED DEBT	172,325	166,726	163,931	162,022	162,127	162,127	164,217	156,364	156,364

DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	617,385

TOTAL MARKET CAPITALIZATION	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901	1,652,361	1,594,654	1,594,654

LEVERAGE RATIOS
DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	617,385
TOTAL MARKET CAPITALIZATION	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901	1,652,361	1,594,654	1,594,654
DEBT (2) / TOTAL MARKET CAPITALIZATION	40%	39%	39%	45%	46%	46%	42%	39%	39%

TOTAL ASSETS-CONSOLIDATED	1,371,282	1,335,453	1,337,132	1,294,376	1,235,535	1,235,535	1,199,634	1,135,315	1,135,315
ACCUMULATED DEPRECIATION-CONSOLIDATED	274,925	286,547	298,085	286,399	289,473	289,473	302,782	281,739	281,739
UNDEPRECIATED ASSETS-UNCONSOLIDATED (2)	485,993	485,029	499,381	507,201	516,686	516,686	467,303	454,388	454,388
LESS: INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	(167,108)	(165,119)	(179,149)	(181,947)	(160,587)	(160,587)	(141,180)	(140,303)	(140,303)

TOTAL UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539	1,731,139	1,731,139
DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	617,385
UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539	1,731,139	1,731,139
DEBT (2) / TOTAL UNDEPRECIATED ASSETS (2)	35%	34%	34%	33%	37%	37%	38%	36%	36%

DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	617,385
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT (2) + PREFERRED	851,436	833,151	831,567	793,759	871,171	871,171	862,987	786,987	786,987
TOTAL MARKET CAPITALIZATION	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901	1,652,361	1,594,654	1,594,654
DEBT (2) + PREFERRED / TOTAL MARKET CAPITALIZATION	50%	49%	48%	57%	57%	57%	52%	49%	49%

DEBT (2) + PREFERRED	851,436	833,151	831,567	793,759	871,171	871,171	862,987	786,987	786,987
TOTAL UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539	1,731,139	1,731,139
DEBT (2) + PREFERRED / TOTAL UNDEPRECIATED ASSETS (2)	43%	43%	43%	42%	46%	46%	47%	45%	45%

EBITDA (2)
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	26,640
INTEREST EXPENSE	41,432	8,736	8,505	7,813	7,461	32,515	7,447	6,937	14,384
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	1,911	568	377	393	370	1,708	369	228	597
INCOME TAX PROVISION (BENEFIT)	(1,079)	(64)	27	(180)	31	(186)	27	33	60
IMPAIRMENT LOSSES	6,300	3,508	250	—	125,376	129,134	—	—	—
PREDEVELOPMENT CHARGES	732	—	—	—	937	937	—	—	—
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,827	—	—	74	—	74	94	—	94
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	6,454

EBITDA (2)	104,811	24,097	23,282	25,635	27,200	100,214	24,652	23,577	48,229

COVERAGE RATIOS (2)
EBITDA	104,811	24,097	23,282	25,635	27,200	100,214	24,652	23,577	48,229
INTEREST EXPENSE	41,432	8,736	8,505	7,813	7,461	32,515	7,447	6,937	14,384
INTEREST COVERAGE RATIO (2)	2.53	2.76	2.74	3.28	3.65	3.08	3.31	3.40	3.35

INTEREST EXPENSE	41,432	8,736	8,505	7,813	7,461	32,515	7,447	6,937	14,384
SCHEDULED PRINCIPAL PAYMENTS	4,399	1,755	1,894	1,650	1,980	7,279	2,123	2,045	4,168
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	6,454

FIXED CHARGES	58,738	13,718	13,626	12,689	12,668	52,701	12,797	12,209	25,006
EBITDA	104,811	24,097	23,282	25,635	27,200	100,214	24,652	23,577	48,229
FIXED CHARGES COVERAGE RATIO (2)	1.78	1.76	1.71	2.02	2.15	1.90	1.93	1.93	1.93

DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	617,385
ANNUALIZED EBITDA (3)	111,284	96,388	93,128	102,540	108,800	108,800	98,608	94,308	94,308
DEBT (2) / ANNUALIZED EBITDA (3)	6.13	6.88	7.11	6.09	6.45	6.45	7.03	6.55	6.55

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentage and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 YTD

DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH	12,176	4,653	4,663	4,667	4,667	18,651	4,687	4,686	9,374
COMMON STOCK	24,282	—	—	—	—	—	—	—	—

COMMON DIVIDENDS	36,458	4,653	4,663	4,667	4,667	18,651	4,687	4,686	9,374
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	26,640
FFO PAYOUT RATIO	111%	57%	43%	33%	-4%	-24%	35%	36%	35%

FFO BEFORE CERTAIN CHARGES
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	26,640
IMPAIRMENT LOSSES (2)	6,300	3,508	250	—	125,376	129,134	—	—	—
PREDEVELOPMENT & OTHER CHARGES	732	—	—	—	937	937	(1,185)	—	(1,185)
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,827	—	—	74	—	74	94	—	94
SEPARATION CHARGES	1,045	101	77	15	4	197	213	79	292

FFO BEFORE CERTAIN CHARGES	50,685	11,731	11,223	14,398	16,115	53,467	12,610	13,231	25,841
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	72%	40%	42%	32%	29%	35%	37%	35%	36%

FAD (2)
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	26,640
FAS 13	(7,936)	(2,637)	(2,885)	(3,095)	(2,459)	(11,076)	(2,686)	(2,152)	(4,838)
ABOVE AND BELOW MARKET RENTS	(90)	(23)	(15)	(15)	27	(26)	108	92	200
SECOND GENERATION CAPEX	(8,600)	(1,972)	(6,425)	(6,228)	(4,515)	(19,140)	(2,333)	(3,186)	(5,520)

FAD (2)	16,154	3,490	1,571	4,970	(117,149)	(107,117)	8,577	7,906	16,483
COMMON DIVIDENDS	36,458	4,653	4,663	4,667	4,667	18,651	4,687	4,686	9,374
FAD PAYOUT RATIO (2)	226%	133%	297%	94%	-4%	-17%	55%	59%	57%

FAD BEFORE CERTAIN CHARGES
FAD (2)	16,154	3,490	1,571	4,970	(117,149)	(107,117)	8,577	7,906	16,483
IMPAIRMENT LOSSES (2)	6,300	3,508	250	—	125,376	129,134	—	—	—
PREDEVELOPMENT & OTHER CHARGES	732	—	—	—	937	937	(1,185)	—	(1,185)
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,827	—	—	74	—	74	94	—	94
SEPARATION CHARGES	1,045	101	77	15	4	197	213	79	292

FAD BEFORE CERTAIN CHARGES	34,058	7,099	1,898	5,059	9,168	23,225	7,699	7,985	15,684
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	107%	66%	246%	92%	51%	80%	61%	59%	60%

OPERATIONS RATIOS
REVENUES	205,691	43,221	39,949	41,771	44,264	169,205	45,171	45,213	90,384
REVENUES FROM DISCONTINUED OPERATIONS	27,706	5,880	5,510	5,690	3,392	20,472	2,302	1,078	3,380

REVENUES INCLUDING DISCONTINUED OPERATIONS	233,397	49,101	45,459	47,461	47,656	189,677	47,473	46,291	93,764

GENERAL AND ADMINISTRATIVE EXPENSES	28,517	7,400	6,133	4,295	6,338	24,166	6,623	5,645	12,268
REVENUES INCLUDING DISCONTINUED OPERATIONS	233,397	49,101	45,459	47,461	47,656	189,677	47,473	46,291	93,764
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	12.2%	15.1%	13.5%	9.0%	13.3%	12.7%	14.0%	12.2%	13.1%

TOTAL UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539	1,731,139	1,731,139
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES (3) / TOTAL UNDEPRECIATED ASSETS	1.5%	1.5%	1.3%	0.9%	1.3%	1.3%	1.4%	1.3%	1.3%

(1)	AMOUNTS MAY DIFFER SLIGHTLY FROM OTHER SCHEDULES CONTAINED HEREIN DUE TO ROUNDING.
(2)	INCLUDES COMPANY SHARE OF UNCONSOLIDATED JOINT VENTURES.
(3)	ANNUALIZED REPRESENTS QUARTER AMOUNT ANNUALIZED.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

($ in thousands)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	March 31,	June 30,
	2012	2011	2012	2012	2011
Net Operating Income
Same Property	24,424	23,560	24,961	49,385	47,228
Non-Same Property	3,004	3,574	4,296	7,300	7,995

Consolidated Property Net Operating Income	27,428	27,134	29,257	56,685	55,223

Less: Non-Cash Items
Straight-line rent	2,138	2,842	3,330	4,832	5,509
Other	(3)	140	8	5	290

Non-Cash Items	2,135	2,982	3,338	4,837	5,799

Cash Basis Property Net Operating Income	25,293	24,152	25,919	51,848	49,424

Net Operating Income (1)
Operating Properties	20,949	18,194	21,574	42,523	36,732
Discontinued Operations	542	3,022	1,414	1,956	6,521
Share of Unconsolidated Joint Ventures	5,937	5,918	6,269	12,206	11,970

Total Net Operating Income	27,428	27,134	29,257	56,685	55,223

(1)	See reconciliation above within previous pages of the calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.

“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.

“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, gain/loss on debt extinguishment and interest rate swap, and preferred stock dividends. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company’s level of debt.

“Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company’s dividend policy with other real estate companies.

“FAD Before Certain Charges” represents FAD before non-depreciable impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations and dividend policy with other real estate companies.

“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.

“FFO Before Certain Charges” represents FFO before non-depreciable impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

“Same Property Net Operating Income” represents the Net Operating Income and Cash Basis Same Properties. Cash Basis Net Operating Income excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents. Same Properties include those office and retail properties that have been fully operational in each of the comparable reporting periods. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.